CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                   SECTION 906 OF THE SARBANES-OXLEY ACT

I, Bruce N. Alpert, Principal Executive Officer of The Gabelli Equity Trust Inc. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    03/07/08                 /s/ Bruce N. Alpert
     ----------------------       ----------------------------------------------
                                  Bruce N. Alpert, Principal Executive Officer



I, Agnes Mullady, Principal Financial Officer and Treasurer of The Gabelli Equity Trust Inc. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    03/07/08                 /s/ Agnes Mullady
     ---------------------        ----------------------------------------------
                                  Agnes Mullady,
                                  Principal Financial Officer and Treasurer